Statutory Prospectus Supplement dated February 26, 2021
Invesco Senior Loan Fund
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Invesco Senior Loan Fund.
This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
1. The following information replaces the second paragraph appearing under the heading “Purchase of Shares – Class A Shares” in the prospectus for the Fund:
The availability of certain sales charge waivers and discounts will depend on how you purchase your shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers, discounts or other special arrangements. For waivers and discounts not available through a particular intermediary, shareholders should consult their financial advisor to consider their options.
2. The following information replaces the first paragraph appearing under the heading “Purchase of Shares – Class A Shares Purchase Programs – Financial Intermediary – Specific Arrangements” in the prospectus for the Fund:
The financial intermediary-specific waivers, discounts, policies regarding exchanges and conversions, account investment minimums, minimum account balances and share class eligibility requirements that follow are only available to clients of those financial intermediaries specifically named below. Please contact your financial intermediary for questions regarding your eligibility and for more information with respect to your financial intermediary’s sales charge waivers, discounts, investment minimums, minimum account balances, share class eligibility requirements and other special arrangements. Financial intermediary-specific sales charge waivers, discounts, investment minimums, minimum account balances, share class eligibility requirements and other special arrangements are implemented and administered by each financial intermediary. It is the responsibility of your financial intermediary (and not the Fund) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements and that you are placed in the proper share class for which you are eligible through your financial intermediary. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts or other financial intermediary-specific arrangements as disclosed herein. Please contact your financial intermediary for more information regarding the sales charge waivers, discounts, investment minimums, minimum account balances, share class eligibility requirements and other special arrangements available to you and to ensure that you understand the steps you must take to qualify for such arrangements. The terms and availability of these waivers and special arrangements may be amended or terminated at any time.
3. The following information is added at the end of the section under the heading “Purchase of Shares – Class A Shares Purchase Programs – Financial Intermediary – Specific Arrangements” in the prospectus for the Fund:
PFS Investments Inc. (“PFSI”)
Policies Regarding Transactions Through PFSI
Shareholders purchasing Fund shares through PFSI are eligible only for the following share classes:
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Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and other account types unless expressly provided for below.
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Class C shares: only in accounts with existing Class C share holdings.
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